UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Stockholders

DWS Dreman Value Income
Edge Fund, Inc.

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Other Information

click here Dividend Reinvestment and Cash Purchase Plan

click here Directors and Officers

click here Additional Information

Investments in funds involve risk. Some funds have more risk than others. This fund is subject to market risk, meaning securities in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in securities, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales — in effect, leveraging the fund's portfolio — could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management may focus its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry, sector or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Yields and market value will fluctuate. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Fixed-income securities are subject to interest-rate risk such that when interest rates rise, the prices of the fixed-income securities, and thus the value of the investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Total Returns as of 9/30/07
DWS Dreman Value Income Edge Fund, Inc.	Life of Fund*
Based on Net Asset Value(a)	-.23%
Based on Market Price(a)	-20.15%
Credit Suisse Tremont Long/Short Equity Index(b)	13.32%
Zack's Yield Hog Index(b)	-1.15%
Bear Stearns High-Yield Index(b)	4.34%
Blended Index effective 10/1/07(b)	3.86%
Blended Index through 9/30/07(c)	10.00%
Lipper Closed-End Core Funds Category(d)	7.17%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006. Returns are not annualized.
Net Asset Value and Market Price
As of 9/30/07
Net Asset Value	$ 17.91
Market Price	$ 15.02

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information: Ten Months as of 9/30/07: Income Dividends	$ 1.08
(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) Effective 10/1/07, the Fund utilizes a blended index as its benchmark which is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs), and closed-end funds. The Bear Stearns High-Yield Index (40%) is an unmanaged index that measures the performance of a large group of high-yield securities across a wide spectrum of industries with at least one year to maturity. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The blended index that the Fund utilized as its benchmark through 9/30/07 is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (25%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Credit Suisse First Boston High Yield Index (40%) is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Dow Jones utilities Average (35%) is a price-weighted average of the 15 utility companies that are listed on the NYSE. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(d) Lipper's Closed-End Core Funds category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Management Review

DWS Dreman Value Income Edge Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Value Income Edge Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management, LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $20.4 billion in assets as of September 30, 2007.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager of the fund.

Began investment career in 1957.

Joined the fund team in 2006.

Founder, Dreman Value Management, LLC.

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

Joined Dreman Value Management, LLC in 2000.

Began investment career in 1986.

Joined the fund team in 2006.

Prior to joining Dreman Value Management, LLC, 30 years of experience in finance and trust/investment management with The Bank of New York.

Peter C. Andersen, CFA

Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

Joined Dreman Value Management, LLC in 2006.

Head of High-Yield at Dreman since 2006.

Joined the fund team in 2006.

Prior to joining Dreman Value Management, LLC, Senior Portfolio Manager at Congress Asset Management Company (2002-2006) and head of High Yield at Delaware Investments 2000-2002.

E. Clifton Hoover

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

Joined Dreman Value Management, LLC in 2006.

Joined the fund team in 2007.

Prior to joining Dreman Value Management, LLC, Managing Director and Portfolio Manager at NFJ Investment Group. Has over 20 years of investment experience.

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and Peter C. Andersen, CFA, discuss the economy, the market environment and performance of DWS Dreman Value Income Edge Fund for the period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you characterize the market environment during this period?

A: It was a generally positive period for the US equity market, although with considerable volatility. After exhibiting strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's mid-September interest rate cut. The Russell 3000® Index, which is generally regarded as a good indicator of the broad US stock market, returned 16.52% for the 12 months ended September 2007.1

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

After a long period in which small-cap and mid-cap stocks led the market, large-cap stocks regained market leadership, especially near the end of the period, as investors turned their attention to less risky investments. For the 12 months ended September 30, 2007, the Russell 1000® Index, which measures performance of large-cap stocks, returned 16.90%, compared with 12.34% for the small-cap Russell 2000® Index.2 Within the large-cap category, growth stocks performed significantly better than value stocks: the return of the Russell 1000® Growth Index was 19.35%, compared with 14.45% for the Russell 1000® Value Index.3

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Growth Index is an unmanaged index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation, while the Russell 1000 Value Index is an unmanaged index consisting of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Returns in the US fixed-income market were also positive, though considerably lower than equity returns. The Lehman Brothers US Aggregate Index, which measures the return of the investment-grade bond market as a whole, posted a return of 5.14%.4 Treasury securities performed better than more credit-sensitive issues, particularly near the end of the period, as investors began to demonstrate a reduced tolerance for risk. Return of the Merrill Lynch 1-5 Year Treasury Index was 3.50%.5 High yield bonds performed well in late 2006 and early 2007, but weakened significantly near the end of the period. Return of the Lehman Brothers US Corporate High-Yield Index was 7.54% for the 12 months ended September 30, 2007, but just 0.33% during the third calendar quarter of 2007.6

4 The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.
5 The Merrill Lynch 1-5 Year US Treasury index is an unmanaged index of US Treasury securities with maturities of one to five years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of returns on US Treasury securities.
6 The Lehman Brothers US Corporate High-Yield Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of the major rating agencies (Moody's, Fitch, and S&P) is Ba1/BB+/BB+ or lower.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How is the fund managed?

A: The fund seeks to achieve a high level of total return. The fund pursues its investment objective through a combination of an income strategy and a hedge strategy. The income strategy, which is designed to generate income and reduce volatility, uses a value-oriented approach to select investments in preferred shares, dividend-paying common stocks, high yield bonds and other income-producing securities. The hedge strategy employs a quantitative long/short methodology. It consists of buying stocks with low price-earnings ratios while taking short positions in stocks with high price-earnings ratios.

Q: How did the fund perform during this period?

A: On a net asset value basis, cumulative return from the fund's commencement of operations on November 22, 2007 through September 30, 2007, was -0.23%. Net asset value as of September 30, 2007, was $17.91, compared with $19.10 at the commencement of operations. On a market price basis, the fund's return was -20.15% for the period ended September 30, 2007. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

Between the commencement of operations and September 30, 2007, the fund paid 10 monthly dividends totaling $1.08 per share. Annualizing the current monthly dividend of $0.1167, the annual yield based on the closing net asset value on September 30, 2007, was 7.82%.

Since shares of closed-end funds trade in the open market, the market value of the shares fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. As of September 30, 2007, the fund's market price of $15.02 represented a 16.1% discount to the net asset value.

In August 2007, recognizing the value represented by the opportunity to purchase shares of the fund at a significant discount to the value of the underlying securities, the fund's Board of Directors authorized an open-market stock repurchase program under which the fund may purchase up to 5% of the fund's outstanding common shares over a 12-month period. It is intended that any shares acquired will be retired in a manner that should be accretive to the fund's net asset value. We believe a stock repurchase program is an important tool for seeking to address the fund's current discount to NAV and for creating a measure of additional liquidity for fund shares. Stock repurchases effected during the fiscal period ended September 30, 2007 are reported in the "Other Information" section of this report.

Q: How is the portfolio structured, and what does that mean for performance?

A: Consistent with the fund's objective of seeking a high level of total return, a high percentage of the fund's holdings are in income-producing securities. These include common stocks that pay attractive dividends, preferred stocks, high yield bonds, and other securities such as Canadian royalty trusts that offer good yields without excessive risk.

Since this fund's inception in late 2006, growth stocks (that is, stocks with high price-to-earnings ratios and low yields) have outperformed value stocks, which generally have lower price-to-earnings (p/e) ratios and higher yields. The timing of the introduction of this fund has therefore proven to be unfavorable for the value-oriented style of both the equity portion of the fund and the hedge portion.

In the hedge portion of the fund's portfolio, the quantitative value strategy has not been successful during the 10 months the fund has operated. The reason is that we have been taking long positions in (buying) stocks with low price-to-earnings ratios and selling short stocks with high price-to-earnings ratios, while stocks with high price-to-earnings ratios have performed better than stocks with low price-to-earnings ratios. We believe that this is a short-term situation. Over the long term, we believe stocks with low price-to-earnings ratios will perform better than stocks with high price-to-earnings ratios.

The high yield bond portion of the fund, which consists of a diversified portfolio of high yield bonds, performed very well in the fund's first few months. However, in July and August of 2007, the high yield market weakened significantly, reflecting concerns about the subprime mortgage market and related credit problems. Security selection in the high yield bond portion of the portfolio contributed to performance, and some of the fund's holdings, such as a 12.25% coupon bond of Level 3 Financing, Inc., performed well.

In the pure equity portion of the portfolio — the portion that is not part of the hedge strategy — positions in securities in two major categories in which the fund had significant representation, Canadian income trusts and US real estate investment trusts (REITs), were the major drivers of performance. Canadian income trusts contributed to performance, while REITs detracted.

Performance of Canadian income trusts was affected by the October 2006 announcement of proposed tax law changes that would increase the tax on trust distributions, which was followed by large-scale selling in the market. Following what we believe was an overreaction to this proposal in the fourth quarter of last year, there was a significant recovery in income trusts during 2007. The fund's positions in income trusts (including Crescent Point Energy Trust and Harvest Energy Trust) contributed to returns, and several of these investments currently offer very high yields.

Performance of US REITs has been very poor during 2007, particularly those trusts with significant representation in mortgages. When the fund was established, REITs were among the major equity investments selected for the portfolio because of their attractive yields. The market for mortgage-related REITs was in a state of near collapse by mid summer, and then recovered somewhat in late July. We made the decision to eliminate most of these positions in this rally, in most cases at losses.

Q: How is the fund currently positioned?

A: After selling some of the fund's riskier positions, particularly REITs, during the summer, we recently invested in a number of securities, including certain good quality bank loans. In addition, in anticipation of the liquidity and financial crisis that eventually hit the markets in the third quarter and in anticipation of the widening of credit spreads, we decided to significantly reduce the fund's outstanding borrowings. See also "Note G. Borrowings" in Notes to Financial Statements."

In managing this fund, we have the flexibility to use a variety of futures products. We have shifted the futures portion of the hedge strategy from the Standard & Poor's 500® (S&P 500) Index to the NASDAQ Composite Index, and we may make further changes, as we deem appropriate.7

7 The Nasdaq Composite Index is a stock market index of all of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks and Corporate Bonds)	9/30/07

Energy	31%
Consumer Discretionary	19%
Materials	16%
Financials	15%
Industrials	10%
Health Care	3%
Telecommunications Services	2%
Information Technology	2%
Consumer Staples	1%
Utilities	1%
100%
Ten Largest Long Equity Holdings at September 30, 2007 (20.7% of Net Assets)
1. Harvest Energy Trust Focuses on acquiring high-quality, mature oil and natural gas properties	3.2%
2. Pengrowth Energy Trust Royalty trust that invests in beneficial interests in producing oil and gas fields	2.7%
3. Eagle Bulk Shipping, Inc. Transporter of iron ore, coal, grain, cement and fertilizer	2.4%
4. Crescent Point Energy Trust Is a royalty trust that invests in oil and gas reservoirs	2.2%
5. Bonavista Energy Trust Is an investment trust that generates income from its oil and gas interests in western Canada	1.9%
6. Fairborne Energy Trust Oil and natural gas energy trust	1.8%
7. ARC Energy Trust Is a royalty trust formed to provide investors with indirect ownership in cash generating energy assets	1.7%
8. Penn West Energy Trust Produces oil and natural gas	1.7%
9. Double Hull Tankers, Inc. Offers maritime shipping services	1.7%
10. NAL Oil & Gas Trust Is a conventional oil and natural gas royalty trust	1.4%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	9/30/07

Consumer Discretionary	25%
Information Technology	20%
Financials	14%
Energy	12%
Industrials	11%
Materials	8%
Consumer Staples	5%
Health Care	5%
100%
Ten Largest Securities Sold Short Equity Holdings at September 30, 2007 (2.0% of Net Assets)
1. The Mosaic Co. Produces and distributes crop nutrients to the agricultural communities	0.2%
2. Wynn Resorts Ltd. Owns and operates Wynn Las Vegas	0.2%
3. Hansen Natural Corp. Distributor of beverages	0.2%
4. Jacobs Engineering Group, Inc. Provides engineering, design and consulting services	0.2%
5. Garmin Ltd. Provides navigation, communications and information devices	0.2%
6. Fluor Corp. Provider of worldwide professional services	0.2%
7. NVIDIA Corp. Provider of semiconductor equipment and products	0.2%
8. Echostar Communications Corp. Operates a direct broadcast satellite subscription service	0.2%
9. Sun Microsystems, Inc. Manufacturer of high-performance workstations, servers and software	0.2%
10. Crocs, Inc. Designs and manufactures shoes	0.2%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Shares	Value ($)

Long Positions 100.9%
Common Stocks 37.0%
Consumer Discretionary 2.1%
Hotels Restaurants & Leisure 0.3%
Centerplate, Inc. (IDS) (Units)	133,800	2,310,726
Household Durables 0.3%
Mohawk Industries, Inc.*	17,600	1,430,880
Whirlpool Corp.	15,900	1,416,690
		2,847,570
Leisure Equipment & Products 0.2%
Mattel, Inc.	69,300	1,625,778
Media 0.7%
Cinram International Income Fund (Units)	364,300	6,827,077
Multiline Retail 0.3%
J.C. Penney Co., Inc.	22,700	1,438,499
Macy's, Inc.	48,800	1,577,216
		3,015,715
Specialty Retail 0.3%
AutoZone, Inc.*	12,400	1,440,136
Office Depot, Inc.*	61,400	1,266,068
		2,706,204
Consumer Staples 0.3%
Food & Staples Retailing 0.2%
Kroger Co.	58,500	1,668,420
Tobacco 0.1%
Altria Group, Inc.	22,200	1,543,566
Energy 24.4%
Energy Equipment & Services 0.8%
BJ Services Co.	61,100	1,622,205
ENSCO International, Inc.	27,800	1,559,580
Grant Prideco, Inc.*	27,800	1,515,656
Noble Corp.	31,400	1,540,170
Pride International, Inc.*	43,900	1,604,545
		7,842,156
Oil, Gas & Consumable Fuels 23.6%
Anadarko Petroleum Corp.	31,200	1,677,000
Apache Corp.	19,700	1,774,182
ARC Energy Trust (Units)	766,900	16,322,599
Bonavista Energy Trust (Units)	606,500	17,695,300
BP Prudhoe Bay Royalty Trust	98,900	7,428,379
Chesapeake Energy Corp.	45,200	1,593,752
Chevron Corp.	17,900	1,675,082
ConocoPhillips	19,000	1,667,630
Crescent Point Energy Trust (Units)	971,600	20,357,054
Devon Energy Corp. (a)	20,200	1,680,640
Double Hull Tankers, Inc. (a)	1,039,000	15,470,710
Fairborne Energy Trust (Units)	2,638,500	16,605,851
Freehold Royalty Trust (Units)	592,300	9,087,114
Frontline Ltd. (a)	222,700	10,751,956
Harvest Energy Trust (Units)	1,116,200	30,081,590
Hess Corp.	25,800	1,716,474
Marathon Oil Corp.	29,100	1,659,282
NAL Oil & Gas Trust (Units)	1,045,700	12,847,187
Newfield Exploration Co.*	32,800	1,579,648
Noble Energy, Inc.	25,400	1,779,016
Occidental Petroleum Corp.	27,000	1,730,160
Pengrowth Energy Trust (Units) (a)	1,333,500	25,123,140
Penn West Energy Trust (Units) (a)	498,300	15,482,181
Sunoco, Inc.	21,300	1,507,614
Tesoro Corp.	32,900	1,514,058
Valero Energy Corp.	23,300	1,565,294
VeraSun Energy*	48,000	528,000
Western Refining, Inc.	3,600	146,088
		221,046,981
Financials 2.1%
Capital Markets 0.2%
Ameriprise Financial, Inc.	24,800	1,565,128
Commercial Banks 0.6%
Marshall & Ilsley Corp.	33,600	1,470,672
Popular, Inc.	124,000	1,522,720
SunTrust Banks, Inc.	18,800	1,422,596
Wells Fargo & Co.	42,200	1,503,164
		5,919,152
Diversified Financial Services 0.3%
CIT Group, Inc.	63,700	2,560,740
Insurance 0.5%
Genworth Financial, Inc. "A"	49,200	1,511,916
Hartford Financial Services Group, Inc.	16,600	1,536,330
Unum Group	61,600	1,507,352
		4,555,598
Real Estate Investment Trusts 0.2%
American Financial Realty Trust (REIT)	303,300	2,441,565
Thrifts & Mortgage Finance 0.3%
Sovereign Bancorp, Inc.	79,100	1,347,864
Washington Mutual, Inc.	39,900	1,408,869
		2,756,733
Health Care 0.2%
Pharmaceuticals
Wyeth	33,200	1,479,060
Industrials 5.4%
Building Products 0.3%
American Standard Companies, Inc.	42,400	1,510,288
Masco Corp.	60,000	1,390,200
		2,900,488
Commercial Services & Supplies 0.2%
R.R. Donnelley & Sons Co.	42,600	1,557,456
Machinery 1.8%
Cummins, Inc.	13,300	1,700,937
New Flyer Industries, Inc. (IDS) (Units)	920,600	10,356,924
Terex Corp.*	19,000	1,691,380
Wajax Income Fund (Units)	75,800	2,739,667
		16,488,908
Marine 2.4%
Eagle Bulk Shipping, Inc. (a)	891,700	22,952,358
Road & Rail 0.7%
Contrans Income Fund (Units)	683,800	6,338,547
Information Technology 0.3%
IT Services 0.2%
Computer Sciences Corp.*	27,200	1,520,480
Semiconductors & Semiconductor Equipment 0.1%
Lam Research Corp.*	28,200	1,501,932
Materials 1.4%
Chemicals 0.2%
OM Group, Inc.*	34,100	1,800,821
Metals & Mining 1.2%
Alcoa, Inc.	41,700	1,631,304
Allegheny Technologies, Inc.	15,400	1,693,230
Freeport-McMoRan Copper & Gold, Inc.	19,000	1,992,910
Nucor Corp.	30,200	1,795,994
Southern Copper Corp.	16,200	2,006,046
United States Steel Corp.	16,400	1,737,416
		10,856,900
Telecommunication Services 0.4%
Diversified Telecommunication Services
FairPoint Communications, Inc. (a)	217,600	4,103,936
Utilities 0.4%
Independent Power Producers & Energy Traders
Primary Energy Recycling Corp. (EIS) (Units)	600,300	3,935,008
Total Common Stocks Long Positions (Cost $316,316,456)		346,669,003
	Principal Amount ($)	Value ($)

Corporate Bonds 54.6%
Consumer Discretionary 15.4%
ArvinMeritor, Inc., 8.125%, 9/15/2015	17,000,000	16,490,000
General Motors Corp.:
7.2%, 1/15/2011	5,000,000	4,775,000
7.7%, 4/15/2016	6,000,000	5,385,000
8.8%, 3/1/2021	1,000,000	917,500
H&E Equipment Services, Inc., 8.375%, 7/15/2016 (a)	17,000,000	16,575,000
Hertz Corp., 10.5%, 1/1/2016 (a)	18,000,000	19,440,000
Libbey Glass, Inc., 12.385%**, 6/1/2011 (a)	23,000,000	24,897,500
Liberty Media LLC, 8.25%, 2/1/2030	5,300,000	5,194,000
Neiman-Marcus Group, Inc., 9.0%, 10/15/2015 (PIK)	28,000,000	29,820,000
Tenneco, Inc., 8.625%, 11/15/2014	3,000,000	3,022,500
United Rentals North America, Inc., 7.75%, 11/15/2013	17,000,000	17,510,000
		144,026,500
Consumer Staples 0.8%
Alliance One International, Inc., 12.75%, 11/15/2012	5,395,000	5,786,138
Spectrum Brands, Inc., 7.375%, 2/1/2015	2,000,000	1,540,000
		7,326,138
Energy 3.9%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014 (b)	16,750,000	16,875,625
Clayton Williams Energy, Inc., 7.75%, 8/1/2013	20,973,000	19,714,620
		36,590,245
Financials 10.8%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013 (a)	25,000,000	24,125,000
Ford Motor Credit Co., 9.875%, 8/10/2011	10,000,000	10,128,690
Hexion US Financial Corp.:
9.75%, 11/15/2014	12,000,000	13,200,000
10.058%**, 11/15/2014	12,000,000	12,360,000
LaBranche & Co., Inc., 11.0%, 5/15/2012	10,000,000	10,025,000
Preferred Term Securities XIX Ltd., 144A, Income Note, 15.0%***, 12/22/2035	2,500,000	1,735,000
Preferred Term Securities XVI Ltd., 144A, Income Note, 15.0%***, 3/23/2035	3,900,000	2,987,400
Preferred Term Securities XVII Ltd., 144A, Income Note, 15.0%***, 6/23/2035	3,750,000	2,666,250
Preferred Term Securities XVIII Ltd., 144A, Income Note, 15.0%***, 9/23/2035	3,750,000	2,501,250
Preferred Term Securities XXI Ltd., 144A, Income Note, 8.97%***, 3/22/2038	3,750,000	2,130,000
Preferred Term Securities XXIII Ltd., 144A, Income Note, 6.91%***, 12/22/2036	3,750,000	2,553,750
Preferred Term Securities XXIV Ltd., 144A, Income Note, 15.07%***, 3/22/2037	7,500,000	6,030,000
Rainbow National Services LLC, 144A, 8.75%, 9/1/2012	10,000,000	10,375,000
		100,817,340
Health Care 2.8%
HCA, Inc., 144A, 9.25%, 11/15/2016 (b)	24,500,000	26,031,250
Industrials 3.8%
Aramark Services, Inc., 5.0%, 6/1/2012	5,000,000	4,412,500
Casella Waste Systems, Inc., 9.75%, 2/1/2013	17,740,000	18,094,800
Quebecor World Capital Corp., 144A, 8.75%, 3/15/2016	14,500,000	13,158,750
		35,666,050
Information Technology 1.4%
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014	8,500,000	8,202,500
10.125%, 12/15/2016	5,000,000	4,650,000
		12,852,500
Materials 13.4%
Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/2015 (a)	6,000,000	4,365,000
Abitibi-Consolidated, Inc., 8.55%, 8/1/2010	5,000,000	4,125,000
Berry Plastics Holding Corp., 8.875%, 9/15/2014	20,000,000	20,450,000
Bowater, Inc., 9.375%, 12/15/2021	13,500,000	10,158,750
Crown Cork & Seal Co., Inc.:
7.375%, 12/15/2026	1,000,000	940,000
8.0%, 4/15/2023	20,394,000	19,986,120
Georgia Gulf Corp., 9.5%, 10/15/2014	7,500,000	6,862,500
Ineos Group Holdings PLC, 144A, 8.5%, 2/15/2016 (b)	30,500,000	29,203,750
Jefferson Smurfit Corp., 8.25%, 10/1/2012	5,500,000	5,513,750
Owens-Illinois, Inc., 7.8%, 5/15/2018 (a)	19,335,000	19,044,975
Union Carbide Corp., 7.75%, 10/1/2096	5,000,000	5,273,060
		125,922,905
Telecommunication Services 1.8%
Level 3 Financing, Inc., 12.25%, 3/15/2013	3,000,000	3,307,500
Nortel Networks Ltd., 144A, 10.75%, 7/15/2016	13,500,000	14,107,500
		17,415,000
Utilities 0.5%
AES Eastern Energy LP, Series 99-B, 9.67%, 1/2/2029	4,090,000	4,580,800
Total Corporate Bonds (Cost $527,583,363)		511,228,728

Senior Bank Debt 0.6%
First Data Corp., Term Loan, 7.96%**, 10/8/2012	5,000,000	4,850,230
Sunguard, Term Loan, LIBOR plus 2.0%, 7.46%**, 8/1/2013	997,487	977,308
Total Senior Bank Debt (Cost $5,822,550)		5,827,538
	Shares	Value ($)

Closed-End Investment Companies 3.4%
Apollo Investment Corp. (a)	897,900	18,676,320
Evergreen Income Advantage Fund (a)	902,668	11,617,337
Pioneer High Income Trust	115,300	1,930,122
Total Closed End-Investment Companies (Cost $35,081,551)		32,223,779

Cash Equivalents 5.3%
Cash Management QP Trust, 5.14% (c) (Cost $49,762,892)	49,762,892	49,762,892
	% of Net Assets	Value ($)

Total Long Positions (Cost $934,566,812)+	100.9	945,711,940
Other Assets and Liabilities, Net	6.2	57,648,505
Securities Sold Short	(7.1)	(66,310,666)
Net Assets	100.0	937,049,779
+ The cost for federal income tax purposes was $938,082,175. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $7,629,765. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,806,245 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,176,480.
	Shares	Value ($)

Common Stocks Sold Short 7.1%
Consumer Discretionary 1.7%
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	27,200	1,636,080
Hotels Restaurants & Leisure 0.2%
Wynn Resorts Ltd.	12,700	2,001,012
Household Durables 0.2%
Garmin Ltd.	15,700	1,874,580
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	54,600	1,461,096
Media 0.2%
Echostar Communications Corp. "A"*	38,400	1,797,504
Multiline Retail 0.2%
Saks, Inc.	95,700	1,641,255
Specialty Retail 0.1%
J. Crew Group, Inc.*	30,100	1,249,150
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	33,900	1,602,453
Crocs, Inc.*	25,800	1,735,050
Under Armour, Inc. "A"*	23,400	1,399,788
		4,737,291
Consumer Staples 0.4%
Beverages 0.2%
Hansen Natural Corp.*	33,700	1,910,116
Food & Staples Retailing 0.2%
Whole Foods Market, Inc.	32,800	1,605,888
Energy 0.8%
Oil, Gas & Consumable Fuels
El Paso Corp.	94,300	1,600,271
Enterprise Products Partners LP	51,400	1,554,850
Range Resources Corp.	41,900	1,703,654
Southwestern Energy Co.*	39,300	1,644,705
Ultra Petroleum Corp.*	17,300	1,073,292
		7,576,772
Financials 1.0%
Capital Markets 0.2%
Bear Stearns Companies, Inc.	12,600	1,547,406
Diversified Financial Services 0.7%
CME Group, Inc.	2,800	1,644,580
IntercontinentalExchange, Inc.*	10,900	1,655,710
Moody's Corp.	32,300	1,627,920
Nymex Holdings, Inc.	12,000	1,562,160
		6,490,370
Real Estate Investment Trusts 0.1%
AvalonBay Communities, Inc. (REIT)	12,700	1,499,362
Health Care 0.4%
Biotechnology 0.2%
Gilead Sciences, Inc.*	40,000	1,634,800
Health Care Equipment & Supplies 0.2%
Boston Scientific Corp.*	123,000	1,715,850
Industrials 0.8%
Air Freight & Logistics 0.2%
Expeditors International of Washington, Inc.	32,700	1,546,710
Construction & Engineering 0.4%
Fluor Corp.	12,900	1,857,342
Jacobs Engineering Group, Inc.*	25,000	1,889,500
		3,746,842
Machinery 0.1%
Force Protection, Inc.*	38,400	831,744
Trading Companies & Distributors 0.1%
Fastenal Co.	31,900	1,448,579
Information Technology 1.4%
Computers & Peripherals 0.3%
SanDisk Corp.*	27,600	1,520,760
Sun Microsystems, Inc.*	311,900	1,749,759
		3,270,519
Internet Software & Services 0.2%
VeriSign, Inc.*	14,400	485,856
Yahoo!, Inc.*	64,300	1,725,812
		2,211,668
IT Services 0.2%
Cognizant Technology Solutions Corp. "A"*	20,100	1,603,377
Semiconductors & Semiconductor Equipment 0.4%
Intel Corp.	63,200	1,634,352
NVIDIA Corp.*	49,950	1,810,188
		3,444,540
Software 0.3%
Citrix Systems, Inc.*	42,700	1,721,664
NAVTEQ*	9,600	748,512
		2,470,176
Materials 0.6%
Chemicals 0.2%
The Mosaic Co.*	37,700	2,017,704
Metals & Mining 0.2%
Newmont Mining Corp.	37,500	1,677,375
Paper & Forest Products 0.2%
Weyerhaeuser Co.	23,000	1,662,900
Total Common Stocks Sold Short (Proceeds $59,362,421)		66,310,666
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
*** Annualized yield at September 30, 2007. Not a coupon rate.
(a) Securities are pledged as collateral for short sales.
(b) Securities are pledged as collateral for written put options.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EIS: Enhanced Income Security.

IDS: Income Deposit Security.

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust.

As of September 30, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Nasdaq 100 Index	12/20/2007	800	161,384,930	169,120,000	7,735,070
S&P 500 Index	12/20/2007	144	54,003,629	55,371,600	1,367,971
Total net unrealized appreciation					9,103,041

As of September 30, 2007, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Alcoa, Inc.	417	10/19/2007	35.0	(179,310)
Allegheny Technologies, Inc.	154	10/19/2007	95.0	(240,702)
Altria Group, Inc.	222	10/16/2007	67.5	(56,046)
American Standard Companies, Inc.	424	10/19/2007	35.0	(72,080)
Ameriprise Financial, Inc.	248	10/19/2007	60.0	(94,240)
Anadarko Petroleum Corp.	312	10/16/2007	48.0	(181,431)
Apache Corp.	197	10/16/2007	76.0	(290,869)
AutoZone, Inc.	124	10/20/2007	120.0	(16,120)
BJ Services Co.	611	10/19/2007	25.0	(122,200)
Chesapeake Energy Corp.	452	10/16/2007	33.0	(118,293)
Chevron Corp.	179	10/16/2007	84.5	(168,142)
CIT Group, Inc.	637	10/20/2007	35.0	(356,720)
Computer Sciences Corp.	272	10/20/2007	55.0	(62,560)
ConocoPhillips	190	10/16/2007	79.0	(176,018)
Cummins, Inc.	133	10/19/2007	115.0	(186,200)
Devon Energy Corp.	202	10/16/2007	75.0	(175,740)
ENSCO International, Inc.	278	10/20/2007	55.0	(73,670)
Freeport-McMoRan Copper & Gold, Inc.	190	10/20/2007	80.0	(508,250)
Genworth Financial, Inc.	492	10/19/2007	30.0	(60,270)
Grant Prideco, Inc.	278	10/19/2007	55.0	(46,426)
Hartford Financial Services Group, Inc.	166	10/19/2007	90.0	(58,100)
Hess Corp.	258	10/16/2007	57.5	(261,478)
J.C. Penney Co., Inc.	227	10/20/2007	65.0	(36,774)
Kroger Co.	585	10/19/2007	25.0	(210,600)
Lam Research Corp.	282	10/16/2007	54.5	(43,329)
Macy's Inc.	488	10/19/2007	30.0	(143,960)
Marathon Oil Corp.	291	10/16/2007	51.5	(180,091)
Marshall & Ilsley Corp.	336	10/20/2007	45.0	(21,840)
Masco Corp.	600	10/19/2007	25.0	(18,000)
Mattel Inc.	693	10/19/2007	22.5	(103,950)
Mohawk Industries, Inc.	176	10/19/2007	85.0	(29,920)
Newfield Exploration Co.	328	10/20/2007	45.0	(121,360)
Noble Corp.	314	10/19/2007	47.5	(97,340)
Noble Energy, Inc.	254	10/19/2007	60.0	(262,890)
Nucor Corp.	302	10/20/2007	50.0	(298,980)
Occidental Petroleum Corp.	270	10/19/2007	55.0	(249,750)
Office Depot, Inc.	614	10/19/2007	25.0	(3,070)
OM Group, Inc.	341	10/19/2007	45.0	(300,080)
Popular, Inc.	1,240	10/19/2007	12.5	(49,600)
Pride International, Inc.	439	10/16/2007	34.0	(138,575)
R.R. Donnelley & Sons Co.	426	10/19/2007	35.0	(73,485)
Southern Copper Corp.	162	10/19/2007	90.0	(547,560)
Sovereign Bancorp, Inc.	791	10/16/2007	18.8	(11,359)
Sunoco, Inc.	213	10/19/2007	70.0	(59,640)
SunTrust Banks, Inc.	188	10/19/2007	80.0	(12,220)
Terex Corp.	190	10/19/2007	80.0	(184,300)
Tesoro Corp.	329	10/19/2007	45.0	(85,540)
United States Steel Corp.	164	10/19/2007	90.0	(262,400)
Unum Group	616	10/20/2007	25.0	(24,640)
Valero Energy Corp.	233	10/19/2007	65.0	(76,890)
VeraSun Energy	480	10/30/2007	13.0	(5,390)
Washington Mutual, Inc.	399	10/16/2007	38.0	(16,981)
Wells Fargo & Co.	422	10/19/2007	35.0	(56,970)
Western Refining, Inc.	36	10/19/2007	55.0	(180)
Whirlpool Corp.	159	10/20/2007	95.0	(18,285)
Wyeth	332	10/20/2007	45.0	(34,860)
Total Call Options				(7,285,674)
Put Options Apollo Group, Inc.	272	10/20/2007	55.0	(19,040)
AvalonBay Communities, Inc.	127	10/20/2007	115.0	(25,400)
Bear Stearns Companies, Inc.	126	10/20/2007	115.0	(26,334)
Boston Scientific Corp.	1,230	10/20/2007	12.5	(12,300)
Citrix Systems, Inc.	427	10/19/2007	35.0	(8,540)
CME Group, Inc.	28	10/20/2007	550.0	(10,080)
Coach, Inc.	339	10/19/2007	42.5	(11,865)
Cognizant Technology Solutions	201	1/19/2008	75.0	(83,415)
Crocs, Inc.	258	10/19/2007	55.0	(9,804)
Eastman Kodak Co.	546	10/19/2007	27.5	(68,250)
Echostar Communications Corp.	384	10/19/2007	40.0	(4,992)
El Paso Corp.	943	10/20/2007	16.0	(14,145)
Enterprise Products Partners LP	514	10/20/2007	30.0	(23,130)
Expeditors International of Washington, Inc.	327	10/20/2007	45.0	(19,620)
Fastenal Co.	319	10/16/2007	47.0	(77,830)
Fluor Corp.	129	10/20/2007	115.0	(967)
Force Protection, Inc.	384	10/19/2007	15.0	(3,840)
Garmin Ltd.	157	10/20/2007	95.0	(4,710)
Gilead Sciences, Inc.	400	10/20/2007	37.5	(9,200)
Hansen Natural Corp.	337	10/19/2007	45.0	(6,740)
Intel Corp.	632	10/20/2007	25.0	(22,120)
IntercontinentalExchange, Inc.	109	10/20/2007	135.0	(9,810)
J. Crew Group, Inc.	301	10/19/2007	50.0	(258,860)
Jacobs Engineering Group, Inc.	250	10/16/2007	61.0	(130)
Moody's Corp.	323	10/20/2007	45.0	(16,796)
NAVTEQ	96	10/19/2007	60.0	(1,440)
Newmont Mining Corp.	375	10/20/2007	40.0	(1,875)
NVIDIA Corp.	333	10/20/2007	45.0	(293,040)
Nymex Holdings, Inc.	5	10/20/2007	115.0	(455)
Nymex Holdings, Inc.	115	10/19/2007	125.0	(35,650)
Range Resources Corp.	419	10/19/2007	35.0	(4,190)
Saks, Inc.	957	10/19/2007	15.0	(9,570)
Sandisk Corp.	276	10/19/2007	55.0	(69,000)
Southwestern Energy Co.	393	10/16/2007	37.5	(7,180)
Sun Microsystems, Inc.	3,119	10/20/2007	5.0	(9,357)
The Mosaic Co.	377	10/19/2007	40.0	(5,655)
Ultra Petroleum Corp.	173	10/20/2007	55	(4,325)
Under Armour, Inc.	234	10/19/2007	65.0	(142,740)
VeraSun Energy	480	10/30/2007	13.0	(103,978)
VeriSign, Inc.	144	10/20/2007	30.0	(2,880)
Washington County, NC	127	10/19/2007	115.0	(1,905)
Weyerhaeuser Co.	230	10/16/2007	38.0	(8,050)
Whole Foods Market, Inc.	328	10/19/2007	45.0	(8,856)
Yahoo, Inc.	643	10/16/2007	23.3	(13,136)
Total Put Options				(1,471,200)
Total Written Options (Premiums received $8,854,011)				(8,756,874)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $884,803,920)	$ 895,949,048
Investment in Cash Management QP Trust (cost $49,762,892)	49,762,892
Total investments, at value (cost $934,566,812)	945,711,940
Foreign currency, at value (cost $412,106)	422,616
Deposits with broker for securities sold short	53,617,467
Deposit with broker for open futures contracts	12,668,000
Interest receivable	12,884,185
Dividends receivable	2,230,808
Other assets	388,626
Total assets	1,027,923,642
Liabilities
Notes payable	—
Cash overdraft	517,963
Payable for securities sold short, at value (proceeds of $59,362,421)	66,310,666
Payable for investments purchased	6,314,942
Payable for daily variation margin on open futures contracts	854,000
Options written, at value (premium received $8,854,011)	8,756,874
Interest on notes payable	402,878
Distributions payable	6,105,210
Dividends payable for securities sold short	44,330
Accrued management fee	1,041,482
Other accrued expenses and payables	525,518
Total liabilities	90,873,863
Net assets, at value	$ 937,049,779
Net Assets Consist of
Undistributed net investment income	15,459,644
Net unrealized appreciation (depreciation) on: Investments	11,145,128
Futures	9,103,041
Written options	97,137
Securities sold short	(6,948,245)
Foreign currency	27,272
Accumulated net realized gain (loss)	(89,717,478)
Paid-in capital	997,883,280
Net assets, at value	$ 937,049,779
Net Asset Value
Net Asset Value per share ($937,049,779 ÷ 52,305,426 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from November 22, 2006 (commencement of operations) to September 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,151,499)	$ 43,737,195
Interest* (net of foreign taxes withheld of $159,867)	57,201,243
Interest — Cash Management QP Trust	5,682,363
Total Income	106,620,801
Expenses: Management fee	11,751,130
Administration fee	1,175,113
Services to shareholders	16,155
Custodian fee	66,504
Auditing	60,157
Legal	70,031
Directors' fees and expenses	35,865
Reports to shareholders	74,228
Interest expense	19,714,000
Stock exchange listing fee	55,739
Registration fees	28,914
Dividends on short positions	1,569,783
Other	122,858
Total expenses before expense reductions	34,740,477
Expense reductions	(50,816)
Total expenses after expense reductions	34,689,661
Net investment income	71,931,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(79,796,472)
Futures	14,197,814
Closed short positions	(24,063,437)
Foreign currency	176,592
(89,485,503)
Change in net unrealized appreciation (depreciation) on: Investments	11,145,128
Futures	9,103,041
Written options	97,137
Securities sold short	(6,948,245)
Foreign currency	27,272
13,424,333
Net gain (loss)	(76,061,170)
Net increase (decrease) in net assets resulting from operations	$ (4,130,030)
* Includes $9,464,470 of income earned on segregated cash for securities sold short.
Statement of Cash Flows for the period from November 22, 2006 (commencement of operations) to September 30, 2007
Cash Flows from Operating Activities:
Investment income received**	$ 93,006,455
Payment of operating expenses	(13,364,331)
Payment of interest expense	(19,699,748)
Proceeds from sales and maturities of investments	1,385,631,723
Proceeds from options written	8,854,011
Proceeds from securities sold short	562,243,442
Purchases of investments	(2,345,241,228)
Purchases to cover securities sold short	(526,944,458)
Net purchases, sales and maturities of short-term investments	(49,762,892)
Net receipt (payment) on futures contracts	24,154,855
Change in net unrealized gain on foreign currency	27,272
Cash provided (used) by operating activities	$ (881,094,899)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 999,407,500
Cost of shares repurchased	(381,822)
Distributions paid (net of reinvestment of distributions)	(50,594,689)
Offering costs paid	(1,245,970)
Cash provided (used) by financing activities	947,185,019
Increase (decrease) in cash	66,090,120
Cash at beginning of period	100,000
Cash at end of period*	$ 66,190,120

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period from November 22, 2006 (commencement of operations) to September 30, 2007 (continued)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (4,130,030)
(Increase) decrease in cost of investments	(934,566,812)
(Increase) decrease in unrealized appreciation (depreciation) on investments	(11,145,128)
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	6,948,245
(Increase) decrease in interest receivable	(12,884,185)
(Increase) decrease in dividends receivable	(2,230,808)
(Increase) decrease in other assets	(388,626)
Increase (decrease) in proceeds from securities sold short	59,362,421
Increase (decrease) in payable for investments purchased	6,314,942
Increase (decrease) in options written, at value	8,756,874
Increase (decrease) in payable for daily variation margin on open futures contracts	854,000
Increase (decrease) in dividends payable for securities sold short	44,330
Increase (decrease) in other accrued expenses and payables	1,567,000
Increase (decrease) in interest on notes payable	402,878
Cash provided (used) by operating activities	$ (881,094,899)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 3,572
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.
** Non-cash activity from market discount accretion and premium amortization in the net amount of $1,500,647 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended September 30, 2007*
Operations: Net investment income	$ 71,931,140
Net realized gain (loss) on investment transactions	(89,485,503)
Change in net unrealized appreciation (depreciation)	13,424,333
Net increase (decrease) in net assets resulting from operations	(4,130,030)
Distributions to shareholders from: Net investment income	(56,703,471)
Fund share transactions: Net proceeds from shares issued to shareholders	999,407,500
Reinvestment of distributions	3,572
Cost of shares repurchased	(381,822)
Offering costs from issuance of common shares	(1,245,970)
Net increase (decrease) in net assets from Fund share transactions	997,783,280
Increase (decrease) in net assets	936,949,779
Net assets at beginning of period (initial capital)	100,000
Net assets at end of period (including undistributed net investment income of $15,459,644)	$ 937,049,779
Other Information
Shares outstanding at beginning of period	5,236**
Shares issued	52,325,000
Shares issued to shareholders in reinvestment of dividends	190
Shares repurchased	(25,000)
Shares outstanding at end of period	52,305,426
* For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
** Shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Year Ended September 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10[d]
Income (loss) from investment operations: Net investment income[b]	1.38
Net realized and unrealized gain (loss)	(1.46)
Total from investment operations	(.08)
Less distributions from: Net investment income	(1.08)
NAV accretion resulting from repurchases of shares at value[b]	.00***
Offering costs charged to paid-in capital	(.03)
Net asset value, end of period	$ 17.91
Market value, end of period	$ 15.02
Total Return
Based on net asset value (%)[c]	(.23)**
Based on market value (%)[c]	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	937
Ratio of expenses including interest expense and dividend expense for securities sold short (%)	4.17*
Ratio of expenses excluding interest expense and dividend expense for securities sold short (%)	1.61*
Ratio of net investment income (%)	8.65*
Portfolio turnover rate (%)	160**
[a] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

The closed-end DWS Dreman Value Income Edge Fund, Inc. (NYSE listing DHG) commenced operations on November 22, 2006.

DWS Dreman Value Income Edge Fund, Inc. is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund is authorized to issue 100,000,000 shares, all of which are initially classified as Common Shares, $0.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 22, 2006 (commencement of operations) through September 30, 2007, the Fund incurred approximately $74,545,000 of net realized capital losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in options and futures, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 21,568,480
Net unrealized appreciation on investments	$ 7,629,765

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 56,703,471
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with the broker for securities sold short at September 30, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs of $1,245,970 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital in November 2006.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the period from November 22, 2006 (commencement of operations) to September 30, 2007, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $2,351,556,170 and $1,385,455,131, respectively. Purchases to cover securities sold short and securities sold short aggregated $526,944,458 and $562,243,442, respectively.

For the year ended September 30, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	37,243	8,854,011
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	37,243	$ 8,854,011

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the period from November 22, 2006 (commencement of operations) through September 30, 2007, the Advisor received an Administration fee of $1,175,113, of which $104,148 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from November 22, 2006 (commencement of operations) through September 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $14,617, of which $2,839 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from November 22, 2006 (commencement of operations) through September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,028, of which $6,848 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC or as otherwise permitted, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), an affiliated cash management vehicle, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Senior Bank Debt

Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period from November 22, 2006 (commencement of operations) through September 30, 2007, the Fund's custodian fees were reduced by $18,692 and $32,124, respectively, for custody and transfer agent credits earned.

G. Borrowings

The Fund has the ability to borrow up to $465,000,000 from Barton Capital LLC. The note bears interest at the commercial paper rate plus dealer fees (4.90% at September 30, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a five-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $465,000,000 and which is renewable annually until December 19, 2011.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period from November 22, 2006 (commencement of operations) through September 30, 2007 was $448,096,429 with a weighted average interest rate of 5.35%. There was no notes payable outstanding as of September 30, 2007.

H. Share Repurchases

Effective August 27, 2007, the Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the fiscal year ended September 30, 2007, the Fund purchased 25,000 shares of common stock on the open market at a total cost of $381,822 ($15.27, per share). The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.1%. These shares are held in treasury.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Dreman Value Income Edge Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Value Income Edge Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2007, and the related statements of operations, cash flows , the changes in net assets, and the financial highlights for the period from November 22, 2006 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Value Income Edge Fund, Inc. at September 30, 2007, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from November 22, 2006 (commencement of operations) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 29, 2007

Tax Information

For corporate shareholders, 56% of the income dividends paid during the Fund's fiscal year ended September 30, 2007, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $48,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Addition to Portfolio Management Team

E. Clifton Hoover, Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC ("DVM"), the fund's subadvisor, has joined the fund's portfolio management team. Mr. Hoover joined DVM in 2006. Prior to joining DVM, Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group.

Investments in Senior Bank Loans

The fund may invest up to 60% of the fund's total managed assets in senior bank loans ("Senior Loans"), including bank loan participations and assignments.

Senior Loans are portions of loans originated by banks and sold in pieces to investors. The loans are arranged through private negotiations between the borrower and a financial institution that acts as agent for the holders of a loan. The agent and the other original lenders typically have the right to (i) sell interests in their share of the loan (participations); and/or (ii) assign all or a portion of their interests in the loan to other participants (assignments). When the fund acquires a Senior Loan participation, the fund typically will have a contractual relationship only with the lender, not with the borrower, and is therefore dependent on the lender or agent to enforce the terms of the loan. When the fund acquires a Senior Loan assignment, the fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. The fund will not invest in Senior Loans where Deutsche Bank or an affiliate serves as an agent bank. See also "Note E. Senior Bank Debt" in "Notes to Financial Statements."

Open Market Share Repurchase Program — Repurchases Made During the Period

Pursuant to the fund's current open-market stock repurchase program, the fund repurchased 25,000 common shares during the fiscal period ended September 30, 2007. Under the terms of the program, the fund may purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open-market transactions over a 12-month period. The Board approved the repurchase program on August 17, 2007, with notice of the program being sent to fund shareholders on August 27, 2007. See also "Note H. Share Repurchases" in "Notes to Financial Statements."

Understatement of Fund Net Asset Values

On a daily basis, the fund disseminates its net asset value ("NAV") to the public. Upon detection of an accounting error, it was determined that the fund's NAVs that were disseminated from December 26, 2006 through October 8, 2007 had been understated. This understatement was eliminated effective with the dissemination of the fund's reported NAV starting October 9, 2007. The understatement was due to an inadvertent failure to properly account for certain income generated by cash collateral held by the fund's prime-broker in connection with the fund's short selling activities. During the period in question, NAVs were understated by a low of $0.01 per share on December 26, 2006 to a high of $0.18 per share on October 8, 2007.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 27, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's Chief Executive Officer and Chief Financial Officer that relate to the fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc.* (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has elected to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend-disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Fund's Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 W. 10th Street, Kansas City, MO 64105
(800) 294-4366.

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock acquired for a Participant's account. For the purposes of cash investments, the Plan Agent or the Fund's Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

The Fund's Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Fund's Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder's responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's Transfer Agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund's Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

All correspondence and inquiries concerning the plan should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M105
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS Dreman Value Income Edge Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN VALUE INCOME EDGE FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$52,955	$0	$7,221	$0
2006	N/A	$0	N/A	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

* Fund commenced operations on November 22, 2006.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$7,221	$486,614	1,484,326	$1,978,161
2006	N/A	$316,254	$545,763	$862,017

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of William McClayton (Chairman), Robert B. Hoffman, and Donald L. Dunaway.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Investment Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Investment Adviser has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Investment Adviser and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Investment Adviser’s general position on various proposals, such as:

•             Shareholder Rights — The Investment Adviser generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The Investment Adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Investment Adviser generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Investment Adviser generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•             Anti-Takeover Matters — The Investment Adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Investment Adviser generally votes for fair price proposals.

•             Compensation Matters — The Investment Adviser generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Investment Adviser generally votes against stock option plans that do not meet the Investment Adviser’s criteria.

•             Routine Matters — The Investment Adviser generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Investment Adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Investment Adviser or an affiliate serves as investment adviser or principal underwriter (“affiliated investment companies”). The Investment Adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Investment Adviser’s general voting positions on various proposals, the Investment Adviser may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Investment Adviser or an affiliate serves as investment adviser or sponsor.

The Investment Adviser may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Investment Adviser resolves conflicts of interest. To resolve conflicts, the Investment Adviser, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Adviser departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Investment Adviser will vote the proxy. Before voting any such proxy, however, the Investment Adviser’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Investment Adviser has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Investment Adviser has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Investment Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Investment Adviser may not be able to vote proxies or the Investment Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Adviser generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Portfolio Managers

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following individuals handle the day-to-day management of the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager of the fund.

•     Began investment career in 1957.

•     Joined the fund team in 2006.

•     Founder, Dreman Value Management, LLC.

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•     Joined Dreman Value Management, LLC in 2000.

•     Began investment career in 1986.

•     Joined the fund team in 2006.

•     Prior to joining Dreman Value Management, LLC, 30 years of experience in finance and trust/investment management with The Bank of New York.

Peter C. Andersen, CFA

Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•     Joined Dreman Value Management, LLC in 2006.

•     Head of High-Yield at Dreman since 2006.

•     Joined the fund team in 2006.

•     Prior to joining Dreman Value Management, LLC, Senior Portfolio Manager at Congress Asset Management Company (2002–2006) and head of High Yield at Delaware Investments 2000–2002.

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•     Joined Dreman Value Management, LLC in 2006.

•     Joined the fund team in 2007.

•     Prior to joining Dreman Value Management, LLC, Managing Director and Portfolio Manager at NFJ Investment Group. Has over 20 years of investment experience.

Compensation of Portfolio Managers

The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform the fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance by utilizing both quantitative and qualitative factors.

The sub-advisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)          Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)         Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii)        Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)           Ability to work well with other members of the investment professional team and mentor junior members

(ii)         Contributions to the organizational overall success with new product strategies

(iii)        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of September 30, 2007.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
David N. Dreman	None	Over $1 million
F. James Hutchinson	None	None
E. Clifton Hoover, Jr.	None	None
Peter Andersen	None	None

Conflicts of Interest

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	25	$17.23 billion	None	None
F. James Hutchinson	8	$12.56 billion	None	None
E. Clifton Hoover, Jr.	17	$17.0 billion	None	None
Peter Andersen	2	$2.5 billion	None	None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	8	$374 million	4	$70.9 million
F. James Hutchinson	0	None	None	None
E. Clifton Hoover, Jr.	0	None	None	None
Peter Andersen	0	None	None	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
David N. Dreman	184	$1.3 billion	None	None
F. James Hutchinson	0	None	None	None
E. Clifton Hoover, Jr.	0	None	None	None
Peter Andersen	0	None	None	None

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client accounts and trades done for the fund are generally aggregated with trades done for its other client accounts.

The subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares Purchased	per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

November 22* through November 30	n/a	n/a	n/a	n/a
December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	0	$0	n/a	n/a
September 1 through September 30	25,000	$15.27	n/a	n/a

Total	25,000	$15.27	n/a	n/a

* DWS Dreman Value Income Edge Fund commenced operations on November 22, 2006.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Said officers note, however, that, during the filing period of the report, fund management identified a significant deficiency relating to the execution of an existing control for recognition of income and a related reconciliation process at the fund accounting service provider. This deficiency did not materially impact the accuracy of the fund’s financial statements attached in Item 1 of this filing. As a result of the deficiency, the fund’s net asset values (“NAVs”) that were publicly disseminated from December 26, 2006 through October 8, 2007 were understated. This understatement was eliminated effective with the dissemination of the fund’s reported NAV starting October 9, 2007. During the period in question, NAVs were understated by a low of $0.01 per share on December 26, 2006 to a high of $0.18 per share on October 8, 2007. Fund management discussed this matter with the Registrant’s Audit Committee and auditors. The relevant internal controls have been re-emphasized and training has been performed at the fund accounting service provider.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007